EXHIBIT 99.1

NEWS RELEASE

WRIT

Washington Real Estate Investment Trust

CONTACT:		6110 Executive Blvd., Suite 800
Sara Grootwassink		Rockville, Maryland 20852
Chief Financial Officer		Tel 301-984-9400
Direct Dial: 301-255-0820		Fax 301-984-9610
E-Mail: sgrootwassink@writ.com		www.writ.com
Newspaper Quote: WRIT

Page 1 of 6	FOR IMMEDIATE RELEASE	July 21, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST ANNOUNCES 2nd QUARTER TOTAL

NET INCOME OF $11.3 MILLION ($0.29 PER SHARE) AND

FUNDS FROM OPERATIONS OF $19.5 MILLION ($0.50 PER SHARE)

Washington Real Estate Investment Trust (WRIT) reported the following results today:

	Q2 2003	Q2 2002
Net Income Per Share	$0.29	$0.30
Funds from Operations (“FFO”) Per Share	$0.50	$0.48

A reconciliation of net income to funds from operations is provided on the attached income statement. All per share amounts are fully diluted.

Edmund B. Cronin, Jr., Chairman, President and CEO, stated, “The real estate markets in our region, with the exception of single family residential, continue to be soft. Similar to the economic forecast we follow, nominal improvement is being noticed. As in the past we will stay the course and continue to focus on solid management leading to dividend increases.”

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington/Baltimore metropolitan region. WRIT owns a diversified portfolio of 60 properties consisting of 11 retail centers, 24 office properties, 16 industrial and 9 multifamily properties.

WRIT’s dividends have increased every year for 33 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Note: WRIT’s press releases and supplemental financial information are available on the company website at www.writ.com or by contacting Investor Relations at 301-984-9400.

Certain statements in this press release and the supplemental disclosures attached hereto are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

FOR IMMEDIATE RELEASE

Page 2 of 6	June 21, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING RESULTS	2003	2002	2003	2002
Revenue
Real estate rental revenue	$39,481	$37,556	$78,442	$75,578
Other income	132	228	240	375

	39,613	37,784	78,682	75,953

Expenses
Real estate expenses	(11,235)	(10,803)	(22,838)	(21,325)
Interest expense	(7,581)	(6,888)	(14,628)	(13,771)
Depreciation and amortization	(8,245)	(7,053)	(16,318)	(14,002)
General and administrative	(1,264)	(1,227)	(2,396)	(2,470)

	(28,325)	(25,971)	(56,180)	(51,568)

Income from continuing operations	11,288	11,813	22,502	24,385
Discontinued operations:
Loss from operations of property disposed	—	—	—	(82)
Gain on property disposed	—	—	—	3,838

Net Income	11,288	11,813	22,502	28,141

Real estate depreciation and amortization	8,245	7,053	16,318	14,002
Discontinued operations:
Gain on property disposed	—	—	—	(3,838)
Real estate depreciation and amortization	—	—	—	12

Funds from operations(1)	19,533	18,866	38,820	38,317

Accretive:
Tenant improvements	(1,696)	(1,280)	(3,309)	(2,294)
Leasing commissions capitalized	(372)	(381)	(1,791)	(664)
Non-Accretive:
Recurring capital improvements	(1,519)	(1,647)	(2,384)	(3,461)
Straight line rents, net of reserve	(473)	(487)	(791)	(1,026)
Non real estate depreciation & amortization	453	488	929	1,003

Funds Available for Distribution(2)	$15,926	$15,559	$31,474	$31,875

(1)	Funds From Operations (“FFO”)—The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus depreciation and amortization. WRIT considers FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminish predictably over time. Since real estate values have instead historically risen or fallen with market conditions, WRIT believes that FFO more accurately provides investors an indication of its ability to incur and service debt, make capital expenditures and fund other needs.

(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain WRIT’s properties and revenue stream and (2) straight line rents, then adding non-real estate depreciation and amortization. FAD is included herein, because WRIT considers it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders.

FOR IMMEDIATE RELEASE

WASHINGTON REAL ESTATE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

		Three Months Ended June 30,		Six Months Ended June 30,
Per Share Data		2003	2002	2003	2002
Income from continuing operations	(Basic)	$0.29	$0.30	$0.57	$0.62
	(Diluted)	$0.29	$0.30	$0.57	$0.62
Net income	(Basic)	$0.29	$0.30	$0.57	$0.72
	(Diluted)	$0.29	$0.30	$0.57	$0.72
Funds from operations	(Basic)	$0.50	$0.48	$0.99	$0.98
	(Diluted)	$0.50	$0.48	$0.99	$0.98
Dividends paid		$0.3725	$0.3525	$0.7250	$0.6850
Weighted average shares outstanding		39,240,682	39,055,523	39,207,475	38,977,688
Fully diluted weighted average shares outstanding		39,451,560	39,348,732	39,386,833	39,236,561

FOR IMMEDIATE RELEASE

WASHINGTON REAL ESTATE INVESTMENT TRUST

CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30, 2003	December 31, 2002
Assets
Land	$172,378	$169,045
Building	703,251	684,657

Total real estate, at cost	875,629	853,702
Accumulated depreciation	(161,264)	(146,912)

Total investment in real estate, net	714,365	706,790
Cash and cash equivalents	20,669	13,076
Rents and other receivables, net of allowance for doubtful accounts of $2,689 and $2,188, respectively	15,967	14,072
Prepaid expenses and other assets	18,857	22,059

Total Assets	$769,858	$755,997

Liabilities
Accounts payable and other liabilities	$16,400	$14,661
Advance rents	5,071	4,409
Tenant security deposits	6,282	6,495
Mortgage notes payable	93,201	86,951
Line of credit payable	—	50,750
Notes payable	325,000	265,000

Total Liabilities	445,954	428,266

Minority interest	1,581	1,554

Shareholders’ Equity
Shares of beneficial interest, $.01 par value; 100,000 shares authorized: 39,286 and 39,168 shares issued and outstanding, respectively	393	392
Additional paid-in capital	330,808	328,797
Retained earnings (deficit)	(8,498)	(2,554)
Less: Deferred compensation on restricted shares	(380)	(458)

Total Shareholders’ Equity	322,323	326,177

Total Liabilities and Shareholders’ Equity	$769,858	$755,997

FOR IMMEDIATE RELEASE

Occupancy Levels by Core Portfolio(1) and All Properties

	Core Portfolio		All Properties
Sector	2nd QTR 2003	2nd QTR 2002	2nd QTR 2003	2nd QTR 2002
Multifamily	91.1%	95.3%	91.1%	95.3%
Office Buildings	89.7%	89.3%	89.6%	89.3%
Retail Centers	95.7%	94.8%	95.8%	94.9%
Industrial/Flex Centers	86.6%	93.2%	87.2%	93.2%

Overall Portfolio	90.3%	91.7%	90.5%	91.7%

2003 Acquisition Summary

	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	June 30, 2003 Leased Percentage	Investment

Fullerton Industrial Center	1/24/2003	137,000	137,000	100%	100%	$10,600,000
718 Jefferson Street(2)	5/29/2003	5,000	5,000	100%	100%	$1,100,000

(1)	Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods. For Q2 2002 and Q2 2003, core portfolio properties exclude The Atrium Building, Centre at Hagerstown, Fullerton Industrial Center and 718 Jefferson Street.

(2)	718 Jefferson Street in Alexandria, Virginia, was acquired to complete WRIT’s ownership of the entire block of 800 S. Washington Street. This block is now in the preliminary stages of development.

Washington Real Estate Investment Trust

FOR IMMEDIATE RELEASE

Conference Call Information

WRIT will conduct a Conference/Webcast Call to discuss 2nd Quarter Earnings on Tuesday, July 22, 2003 at 11:00 AM, Eastern Time. Conference call access information is as follows:

USA Toll Free Number:	1-800-404-1354
International Toll Number:	1-706-643-0825
Leader:	Sara Grootwassink

The instant replay of the Conference Call will be available until July 29, 2003 at 11:55 PM Eastern Time. Instant Replay access information is as follows:

USA Toll Free Number:	1-800-642-1687
International Toll Number:	1-706-645-9291
Conference ID:	9440022

The live on-demand webcast of the Conference Call will also be available on WRIT’s website at www.writ.com. The on-line playback of the webcast will be available at www.writ.com for 30 days following the Conference Call.